Exhibit 10.18

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND OF THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

[October 21, 2025]

VIA EMAIL

Sara Kenkare-Mitra

[***]

[***]

[***]

SEPARATION AGREEMENT AND RELEASE OF CLAIMS

This Separation Agreement and Release of Claims (the “Separation Agreement”) is entered into by and between Alector, LLC (“Alector” or the “Company”) and Sara Kenkare-Mitra (“You” or “Your”). The term “Party” or “Parties” as used herein shall refer to you, the Company, or both, as may be appropriate.

1.
Last Day of Employment. Your last day of employment with Alector is December 22, 2025 (the “Separation Date”). On your Separation Date, you will be paid all wages due and owed through the Separation Date, including any and all accrued but unused vacation. By default, this amount will be paid by live payroll check on your Separation Date. You may opt to have these wages paid via direct deposit by notifying the People Operations team in writing. You are entitled to this payment regardless of whether or not you sign this Separation Agreement. All requests for business expense reimbursement are due within ten (10) days of the Separation Date. Alector will reimburse you for all reasonable and necessary business expenses in accordance with Company policy.
(a)
Health Insurance. If you currently participate in our group health insurance, your benefits, including medical, dental, and/or vision coverage, will end on December 31, 2025. To the extent provided by the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) or, if applicable, state insurance laws, and by the Company’s current group health insurance policies, you may be eligible to continue your group health insurance benefits at your own expense, subject to Section 2(b). If applicable, you will be provided with a separate notice describing your rights and obligations under COBRA.

Alector

131 Oyster Point Blvd, Suite 600

South San Francisco, CA 94080 alector.com

(b)
You acknowledge that all other employee benefits will terminate on the Separation Date or the date set forth in the applicable plan document or, unless otherwise required by law.
(c)
401(k) Distribution. If you were enrolled in the 401(k) Retirement Plan, you may rollover your existing 401(k) account to a new employer-sponsored 401(k) Plan or an Individual Retirement Account (IRA). If you have more than $7,000 in your Vanguard account, you can keep your account active through Alector. Rollovers can be completed by logging into your Vanguard account and going to My Account > Withdraw > Distribution - Termination. If your balance is less than $1,000, Alector reserves the right to terminate your 401(k) account via a live check. If your balance is between $1,000 and $7,000, Alector reserves the right to convert your 401(k) account into an IRA managed by our 401(k) administrator. You can contact Vanguard at (866) 794.2145 or access your Vanguard account at https://my.vanguardplan.com/vanguard/account/login.
(d)
Flexible Spending Accounts (FSAs). Per IRS rules, you have until your last day worked to incur expenses for your healthcare, dependent care and / or commuter FSA accounts.
(e)
Health Spending Account (HSA). If you participated in an HSA plan during your time at the Company, your HSA funds will remain with you post employment.
2.
Consideration. In consideration for your timely signing this Separation Agreement, not revoking it, and allowing it to become effective as set forth in Section 16 below, and complying with the terms and conditions of this Separation Agreement that pertain to you, including but not limited to returning to Alector all Alector property and equipment, Alector agrees to the following:
(a)
Severance Pay. Alector agrees to pay you a lump sum payment of four hundred and seventy-one thousand and three hundred dollars ($471,300.00) less applicable taxes, deductions and withholdings (the “Severance Payment”). The Severance Payment represents nine (9) month(s) of your regular annual compensation in effect as of the Separation Date (i.e., $628,400.00). The Severance Payment will be paid on the Company’s first regularly scheduled payroll date that is at least ten (10) calendar days after the effective date of this Separation Agreement, and such payment shall be a continuing obligation under this Separation Agreement.
(b)
Payout in Connection with 2025 Bonus. Alector agrees to pay you a payment of three hundred and fourteen thousand and two hundred dollars ($314,200.00), less applicable taxes, deductions and withholdings, which is equivalent to 50% of your present on-target bonus, such payment to be made in the first quarter of 2026.
(c)
COBRA Coverage. If after the Separation Date, you have properly and timely elected to continue medical, dental, and/or vision coverage under the Company’s group health plan in accordance with the continuation requirements of COBRA and the terms of the applicable plans, the Company shall pay directly to the applicable COBRA plan administrator the

Alector

131 Oyster Point Blvd, Suite 600

South San Francisco, CA 94080 alector.com

premiums for coverage you elect for a period of nine (9) months, starting January 1, 2026 and ending on September 30, 2026 (the “COBRA Subsidy Period”). (While you will pay $0 for your medical, dental and vision coverage for the COBRA subsidy period, you must still actively elect these benefits. Enrollment is not automatic. You'll receive a letter in the mail from WEX, our COBRA administrator, with instructions on how to enroll in COBRA). After the end of the COBRA subsidy period, provided you remain eligible for COBRA continuation coverage, you may continue such coverage at your own expense.

Should you, during the COBRA Payment Period, become eligible to receive health insurance benefits from another employer, you must notify the Company within ten (10) business days of such event. Upon such notification, the COBRA Subsidy Period will immediately terminate, and Company will have no further obligation to pay for the COBRA premiums on your behalf for the duration of the COBRA Subsidy Period.

(d)
Extended Post Termination Exercise Period. If you have vested incentive stock options (ISOs) or non-qualified stock options (NQs) (collectively, the “Vested Options”), the Company will agree to extend the exercise period from three (3) months after the Separation Date to one (1) year after your Separation Date. Should you fail to exercise the Vested Options within that time frame, the Vested Options will expire by their terms and you will have no right to, or interest in, the Vested Options at that time. You acknowledge that any unvested stock options shall be automatically forfeited and/or reacquired by the Company for no consideration (i.e., $0), and you shall have no right to or interest in the unvested stock options as of the Separation Date.
(e)
Transfer of Company-Provided Laptop: Alector will allow you to retain possession of your Company-provided laptop once the Company has ensured preservation of any Company information, records and documents. However, as a condition of this transfer, you must consent to reset the device to factory settings.
3.
No Consideration Absent Execution of this Separation Agreement. You understand and agree that you will not receive the Severance Benefits specified in Section 2 above, except for your timely execution and non-revocation of this Separation Agreement, your continued service as an employee through December 22, 2025, and your fulfillment of the promises contained herein that pertain to you. You further understand and agree that you are receiving additional consideration that you would not be entitled to receive under any Company policy, practice, or plan if you did not execute this Separation Agreement. Neither you nor the Company will claim to be the prevailing party in this matter.
4.
General Release, Claims Not Released and Related Provisions.
(a)
General Release of Claims. You, individually and on behalf of your heirs, executors, administrators, representatives, attorneys, successors, and assigns, knowingly and voluntarily release and forever discharge Alector including its parent corporation, affiliates, subsidiaries, divisions, predecessors, insurers, reinsurers, successors, and assigns, and their current and former employees, attorneys, officers, directors, and agents thereof, both individually and in their business capacities, and their employee benefit plans and programs and

Alector

131 Oyster Point Blvd, Suite 600

South San Francisco, CA 94080 alector.com

the trustees, administrators, fiduciaries, and insurers of such plans and programs, both individually and in their business capacities (collectively, the “Released Parties”), to the full extent permitted by law, of and from any and all claims, known and unknown, asserted and unasserted, which you have or may have against the Released Parties as of the date of execution of this Separation Agreement including, but not limited to, any alleged violation of the following, as amended:
●
Title VII of the Civil Rights Act of 1964;
●
Sections 1981 through 1988 of Title 42 of the United States Code;
●
The Employee Retirement Income Security Act of 1974 (“ERISA”) (as modified below);
●
The Immigration Reform and Control Act;
●
The Americans with Disabilities Act of 1990;
●
The Age Discrimination in Employment Act of 1967 (“ADEA”);
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The Workers Adjustment and Retraining Notification Act;
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The Occupational Safety and Health Act;
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The Sarbanes-Oxley Act of 2002;
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The Fair Credit Reporting Act;
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The Family and Medical Leave Act;
●
The Equal Pay Act;
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The Genetic Information Nondiscrimination Act of 2008;
●
The Uniformed Services Employment and Reemployment Rights Act of 1994 (“USERRA”);
●
The Families First Coronavirus Response Act;
●
The Pregnant Worker’s Fairness Act;
●
California Family Rights Act – Cal. Gov’t Code § 12945.2;
●
California Fair Employment and Housing Act – Cal. Gov’t Code § 12900 et seq.;
●
California Unruh Civil Rights Act – Cal. Civ. Code § 51 et seq.;

Alector

131 Oyster Point Blvd, Suite 600

South San Francisco, CA 94080 alector.com

●
Statutory Provisions Regarding the Confidentiality of AIDS Information – Cal. Health & Safety Code § 120775 et seq.;
●
California Confidentiality of Medical Information Act – Cal. Civ. Code § 56 et seq.;
●
California Parental Leave Law – Cal. Lab. Code § 230.7 et seq.;
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California Military Personnel Bias Law – Cal. Mil. & Vet. Code § 394;
●
The California Occupational Safety and Health Act, as amended, and any applicable regulations thereunder;
●
The California Consumer Credit Reporting Agencies Act – Cal. Civ. Code § 1785 et seq.
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California Investigative Consumer Reporting Agencies Act – Cal. Civ. Code § 1786 et seq.;
●
Those provisions of the California Labor Code that lawfully may be released;
●
The California Constitution;
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Any claim for breach of covenant of good faith and fair dealing;
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Any other federal, state or local civil or human rights law or any other federal, state or local law, regulation or ordinance;
●
Any public policy, contract, tort or common law; or;
●
Any basis for recovering costs, fees or other expenses including attorneys’ fees incurred in these matters.

(b) Claims Not Released. You are not waiving any rights you may have to: (i) your own vested accrued employee benefits under the Company’s health, welfare, or retirement benefit plans as of the Separation Date or unemployment claims (which the Company agrees not to contest), or claims for indemnification that arise under Labor Code section 2802 or under any contract or common law; (ii) benefits or rights to seek benefits under applicable workers’ compensation (except as to claims under Labor Code sections 132a and 4553) or unemployment insurance or indemnification statutes; (iii) pursue claims which by law cannot be waived by signing this Separation Agreement; (iv) enforce this Separation Agreement; or (v) challenge the validity of this Separation Agreement.

(c) Government Agencies. Nothing in this Agreement or any other agreement you may have signed or Company policy, prohibits, prevents, or otherwise limits you from (1) reporting possible violations of federal or other law or regulations to any governmental

Alector

131 Oyster Point Blvd, Suite 600

South San Francisco, CA 94080 alector.com

agency, legislative, regulatory or judicial body, or law enforcement authority (e.g., EEOC, NLRB, SEC, DOJ, CFTC, U.S. Congress, CA CRD or an Inspector General), (2) filing a charge or complaint with any such governmental entity, or (3) participating, testifying, or assisting in any investigation, hearing, or other proceeding brought by, in conjunction with, or otherwise under the authority of any such governmental entity. To the maximum extent permitted by law, you agree that if such an administrative claim is made, you shall not be entitled to recover any individual monetary relief or other individual remedies related to any alleged adverse employment action(s), except nothing in this Agreement prohibits, prevents, or otherwise limits your ability or right to seek or receive any monetary award or bounty from any such governmental agency in connection with protected “whistleblower” activity. You are also not required to notify or obtain permission from Company when filing a governmental whistleblower charge or complaint or engaging or participating in protected whistleblower activity. Nothing in this Agreement prevents you from discussing or disclosing information about unlawful acts in the workplace, such as sexual assault, harassment or discrimination or any other conduct that you have reason to believe is unlawful.

(d) Collective/Class Action Waiver. If any claim is not subject to release, to the extent permitted by law, you waive any right or ability to be a class or collective action representative or to otherwise participate in any putative or certified class, collective, or multi-party action or proceeding based on such a claim in which the Company, or any of the other Released Parties, is a party, unless otherwise prohibited by law.

5.
Waiver of California Civil Code Section 1542. To affect a full and complete general release as described above, you expressly waive and relinquish all rights and benefits of section 1542 of the Civil Code of the State of California, and do so understanding and acknowledging the significance and consequence of specifically waiving section 1542. Section 1542 of the Civil Code of the State of California states as follows:

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.

Thus, notwithstanding the provisions of section 1542, and to implement a full and complete release and discharge of the Released Parties, you expressly acknowledge this Separation Agreement is intended to include in its effect, without limitation, all claims you do not know or suspect to exist in your favor at the time of signing this Separation Agreement, and that this Separation Agreement contemplates the extinguishment of any such claims. You warrant you have read this Separation Agreement, including this waiver of California Civil Code section 1542, and that you have consulted with or had the opportunity to consult with counsel of your choosing about this Separation Agreement and specifically about the waiver of section 1542, and that you understand this Separation Agreement and the section 1542 waiver, and so you freely and knowingly enter into this Separation Agreement. You further acknowledge that you later may discover facts different from or in addition to those you now know or believe to be true regarding the matters released or described in this Separation Agreement, and even so you agree that the releases and agreements contained in this Separation Agreement shall remain effective in all

Alector

131 Oyster Point Blvd, Suite 600

South San Francisco, CA 94080 alector.com

respects notwithstanding any later discovery of any different or additional facts. You expressly assume any and all risk of any mistake in connection with the true facts involved in the matters, disputes, or controversies released or described in this Separation Agreement or with regard to any facts now unknown to you relating thereto.

6.
Acknowledgements and Affirmations.
(a)
You affirm that you have not filed or caused to be filed any claim, complaint, or action against any of the Released Parties in any forum or form, and that you presently are not a party to any claim, complaint, or action against any of the Released Parties in any forum or form. Nothing in this Separation Agreement or the acknowledgements and affirmations in this Section 6 is intended to impair your rights under whistleblower laws or cause you to disclose your participation in any governmental whistleblower program or any whistleblowing statute(s) or regulation(s) allowing for anonymity.
(b)
You affirm that you have received all compensation, wages, bonuses, commissions, and benefits which are due and payable as of the date of execution of this Separation Agreement. You also affirm that you have ten (10) days from the Separation Date to submit reimbursements for all expenses necessarily incurred by you in following the Company’s directions or incurred in performing your duties during your employment with Alector. The

Alector

131 Oyster Point Blvd, Suite 600

South San Francisco, CA 94080 alector.com

Company will reimburse you for all reasonable and necessary business expenses in accordance with Company policy.
(c)
Equity. You acknowledge that the Company granted you the following equity awards with the Company, and that the detail of these grant(s) in Exhibit B (the “Equity Vesting Report”) accurately reflects the grant(s) as of the Separation Date:

Grant ID: [***], dated, 01/03/2022,

Grant ID: [***], dated, 01/03/2022,

Grant ID: [***], dated, 10/01/2022,

Grant ID: [***], dated, 10/01/2022,

Grant ID: [***], dated, 10/01/2022,

Grant ID: [***], dated, 10/01/2023,

Grant ID: [***], dated, 10/01/2023,

Grant ID: [***], dated, 10/01/2023,

Grant ID: [***], dated, 10/01/2024,

Grant ID: [***], dated, 07/01/2025,

Grant ID: [***], dated, 07/01/2025,

the foregoing collective referred to as the “Grant(s)”.

The Grant(s) were issued to you under the Company’s 2019 Equity Incentive Plan and/or the Company’s 2022 Inducement Plan (the “Plans”) and shall remain subject to the Plan and the award agreements issued thereunder. You affirm and acknowledge that the Grant(s) are your only outstanding equity awards with respect to the Company. You acknowledge and affirm that the vesting of the Grant(s) will cease on the Separation Date. You further acknowledge and agree that as of the Separation Date that the following provisions apply to the aforementioned grant(s):

a.
For any Grants of Incentive Stock Options (ISOs), you acknowledge that any unvested incentive stock options under the aforementioned grant(s) shall terminate and be forfeited immediately upon the Separation Date, pursuant to the terms and conditions of the Plan and the award agreements applicable to the aforementioned grant(s).
b.
For any Grants of Non-Qualified Stock Options (NQs), you acknowledge that any unvested non-qualified stock options under the aforementioned grant(s) shall terminate and be

Alector

131 Oyster Point Blvd, Suite 600

South San Francisco, CA 94080 alector.com

forfeited immediately upon the Separation Date, pursuant to the terms and conditions of the Plan and the award agreements for the aforementioned grant(s).
c.
For any grants of Restricted Stock Units (RSUs) you acknowledge that any unvested restricted stock units under the aforementioned grant(s) shall terminate and be forfeited immediately upon the Separation Date, pursuant to the terms and conditions of the Plan and the award agreements for the aforementioned grant(s).

(d)
Employee Stock Purchase Plan. You confirm that you have not contributed any amounts to the current offering under the Company’s 2019 Employee Stock Purchase Plan (the “ESPP”). Further, you acknowledge that you will no longer be eligible to participate in the ESPP in future offerings.

(e)
You further affirm that you have no known workplace injuries or occupational diseases and that you have been granted or have not been denied any leave to which you were entitled under the Family and Medical Leave Act, the California Family Rights Act, or disability accommodation laws.

(f)
You also affirm that you have not been retaliated against for reporting any allegations of wrongdoing by Alector or any of its officers, directors, or employees including, but not limited to, allegations of corporate fraud.
(g)
You further affirm that all of the Company’s decisions regarding your pay and benefits through the date of your execution of this Separation Agreement were not discriminatory based on race, color, religion, sex, gender, gender identity, gender expression, sexual orientation, marital status, national origin, ancestry, mental or physical disability, medical condition, age, pregnancy, denial of medical and family care leave, pregnancy disability leave, or any other classification protected by law.
7.
Limited Disclosure.
(a)
You agree that you will not publicize or disclose or cause or knowingly permit or authorize the publicizing or disclosure of the financial terms of this Separation Agreement (hereafter collectively referred to as “Confidential Separation Agreement Information”) to any person, firm, organization, or entity of any and every type, public or private, for any reason, at any time, without the prior written consent of Alector, unless otherwise compelled by operation of law, including to the extent necessary to comply with any regulation or rule of any stock exchange. The Parties acknowledge their intention that the provisions of this Section 7 create no liability for disclosures made: (i) prior to your execution of this Separation Agreement; (ii) by persons from public information released prior to your execution of this Separation Agreement; (iii) pursuant to Section 12(b) below to enforce the terms of this Separation

Alector

131 Oyster Point Blvd, Suite 600

South San Francisco, CA 94080 alector.com

Agreement; or (iv) as otherwise compelled by operation of law.

(b)
This provision shall not be construed to limit your rights under the National Labor Relations Act including, but not limited to, the right to engage in protected concerted activity, including discussing terms and conditions of employment with coworkers, and attempting to improve terms and conditions of employment through channels outside the immediate employee-employer relationship, such as through the National Labor Relations Board.
(c)
The foregoing notwithstanding, you acknowledge the confidentiality provisions of this Section 7 constitute a material inducement to the Company to enter into this Separation Agreement, and you represent that you have not directly or indirectly disclosed any Confidential Separation Agreement Information to any third-party prior to your execution of this Separation Agreement.
(d)
You are permitted to disclose Confidential Separation Agreement Information to your spouse, financial advisors, tax advisors, or attorneys with whom you choose to consult regarding your consideration of this Separation Agreement. You will inform each such person to whom you disclose Confidential Separation Agreement Information that the information is confidential. You also are permitted to disclose Confidential Separation Agreement Information to any federal, state, or local government agency. Nothing in this Separation Agreement has the purpose or effect of preventing you from making truthful disclosures about alleged unlawful conduct.
8.
Return of Company Property/Information; Pre-Existing Agreements.
(a)
Within seven (7) calendar days of your execution of this Separation Agreement, you will return all of Alector’s documents and property currently in your possession including, but without limitation, all Electronic Media as defined in the “At-Will Employment, Confidential Information, Invention Assignment, and Arbitration Agreement” signed by you at the commencement of your employment, and, as applicable, re-signed in 2024, whichever is more current, and attached hereto as Exhibit A, including any and all computers (other than your laptop and laptop accessories), external storage devices, thumb drives, mobile devices (including but not limited to smart phones, tablets and e-readers), telephone equipment, and other electronic media devices. You also acknowledge your agreement under Exhibit A that anything you created or worked on for the Company while working for the Company belongs solely to the Company, and you have not and will not remove or retain such property, including but not limited to notes, reports, files, memoranda, or records. Likewise, you confirm your agreement herein that you will not copy, delete, or alter any information, including personal information voluntarily created or stored in Company Electronic Media Equipment before you return the information to the Company. You also agree to return all cardkey/badge passes, door and file keys, safe combinations, computer access codes, disks and instructional or personnel manuals, and other

Alector

131 Oyster Point Blvd, Suite 600

South San Francisco, CA 94080 alector.com

physical or personal property that you received or prepared or helped to prepare in connection with your employment with Alector (“Company Property”).
(b)
You acknowledge and agree that in the course of your employment with Alector, you have acquired: (i) confidential information including without limitation information received by the Company from third-parties, under confidential conditions; (ii) other technical, product, business, financial, or development information from the Company, the use or disclosure of which reasonably might be construed to be contrary to the interest of the Company; or (iii) any other proprietary information or data, including but not limited to client lists, which you may have acquired during your employment, including all Company Property or Company Confidential Information as defined in Exhibit A (hereafter collectively referred to as “Company Information”). You understand and agree that such Company Information was disclosed to you in confidence and for use only by Alector. You understand and agree that you: (i) will keep such Company Information confidential at all times, (ii) will not disclose or communicate Company Information to any third-party, and (iii) will not make use of Company Information on your own behalf, or on behalf of any third-party. In view of the nature of your employment and the nature of Company Information you received during the course of your employment, you agree that any unauthorized disclosure to third-parties of Company Information or other violation, or threatened violation, of this Separation Agreement would cause irreparable damage to the confidential or trade secret status of Company Information and to Alector and that, therefore, Alector, and each person constituting Alector hereunder, shall be entitled to an injunction prohibiting you from any such disclosure, attempted disclosure, violation, or threatened violation
(c)
The Parties acknowledge and agree that the terms and conditions set forth in Exhibit A shall in no way be altered, modified, enhanced, diminished, or amended by this Separation Agreement, and that Exhibit A stands alone, operates individually, and shall be enforced separately without reference to or effect by the Separation Agreement, except as otherwise required by law and except that Exhibit A shall be modified to cover only those claims arising out of your employment with Alector.
(d)
The undertakings set forth in this Section 8 shall survive the termination of this Separation Agreement or other arrangements contained in this Separation Agreement.
(e)
You also affirm that you are in possession of all of your property that you had at Alector’s premises and that Alector is not in possession of any of your property.
9.
Nonadmission of Wrongdoing. The Parties agree that neither this Separation Agreement nor the furnishing of the consideration for this Separation Agreement shall be deemed or construed at any time for any purpose as an admission by the Released Parties of wrongdoing or evidence of any liability or unlawful conduct of any kind.
10.
Non-Disparagement. You agree you will not make statements that are maliciously disparaging, or defamatory about the Company, its affiliates, including any Released Parties, their business, business reputation or personal reputation, or any of it or their products, processes, policies, practices, standards of conduct or areas of research orally, in writing, including

Alector

131 Oyster Point Blvd, Suite 600

South San Francisco, CA 94080 alector.com

but not limited to on or through any social media platform or application. In addition, you agree not to assist or counsel any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party against the Company or any Releasee, provided that you may respond accurately and fully to any question, inquiry or request for information when required by legal process or as requested by a governmental agency. Nothing in this Separation Agreement has the purpose or effect of preventing you from making truthful disclosures about alleged unlawful conduct.
11.
Verifications of Employment. You agree to direct all individuals inquiring on behalf of Alector about your employment with Alector to the People Operations team via email to peopleops@alector.com. The Company will verify your last position held and dates of employment.
12.
Governing Law and Interpretation.
(a)
This Separation Agreement shall be governed and conformed in accordance with the laws of the State of California provided, however, that evidence shall not be admissible to alter, vary, or supplement the terms of this Separation Agreement. Should any provision of this Separation Agreement be declared illegal or unenforceable by any court of competent jurisdiction and cannot be modified to be enforceable, excluding the general release language, such provision immediately shall become null and void, leaving the remainder of this Separation Agreement in full force and effect.
(b)
In the event of a breach of any provision of this Separation Agreement, any Party may institute an action specifically to enforce any term or terms of this Separation Agreement or seek damages for breach. However, the Party instituting such an action must take steps to file this Separation Agreement or any documents setting forth the terms of this Separation Agreement with the arbitrator under seal, if permitted. In an action to enforce any term or terms of this Separation Agreement or to seek damages for breach of this Separation Agreement, the prevailing party in that action shall be entitled to recover reasonable attorney’s fees.
13.
Amendment. This Separation Agreement may not be modified, altered, or changed except in writing and signed by both Parties wherein specific reference is made to this Separation Agreement.
14.
Miscellaneous.
(a)
This Separation Agreement may be signed in counterparts, both of which shall be deemed an original, but both of which, taken together shall constitute the same instrument. A signature made on an electronically mailed copy of the Separation Agreement or a signature transmitted by electronic mail shall have the same effect as the original signature. Moreover, any party may transmit a signed copy of this Separation Agreement to the other party in PDF format via DocuSign and such signed PDF shall be deemed an original signature for purposes of this Separation Agreement and shall be binding upon the party who transmits the signed Separation Agreement via DocuSign.

Alector

131 Oyster Point Blvd, Suite 600

South San Francisco, CA 94080 alector.com

(b)
The section headings used in this Separation Agreement are intended solely for convenience of reference and shall not in any manner amplify, limit, modify, or otherwise be used in the interpretation of any of the provisions hereof.
(c)
In the event of vagueness, ambiguity, or uncertainty, this Separation Agreement shall not be construed against the Party preparing it, but shall be construed as if both Parties prepared it jointly.
(d)
If you or Alector fails to enforce this Separation Agreement or to insist on performance of any term, that failure does not mean a waiver of that term or of the Separation Agreement.
15.
Entire Agreement. This Separation Agreement sets forth the entire agreement between the Parties, and fully supersedes any prior agreements or understandings between the Parties, except those specifically identified in Section 8, which are incorporated herein by reference, to the extent permitted by law and subject to any modifications to such agreements made herein. You acknowledge that you have not relied on any representations, promises, or agreements of any kind made to you in connection with your decision to accept this Separation Agreement, except for those set forth in this Separation Agreement.
16.
Consideration and Revocation Periods - Notice.

You understand that this is a full release of all existing claims whether currently known or unknown including, but not limited to, claims for age discrimination under the Age Discrimination in Employment Act.

You further acknowledge that you have been advised to consult with an attorney of your own choosing before signing this Separation Agreement, in which you waive important rights, including those under the Age Discrimination in Employment Act.

By executing this Separation Agreement, you also acknowledge that you have been afforded at least forty-five (45) calendar days to consider the meaning and effect of this Separation Agreement and to discuss the contents and meaning of this Separation Agreement, as well as the alternatives to signing this Separation Agreement, with an attorney of your choosing, and have done so. You agree that the forty-five (45) day consideration period began on the date this Separation Agreement first was delivered to you and that if the Company changes any of the terms of the offer contained in this Separation Agreement (whether the changes are material or not), the forty-five (45) day consideration period shall not be restarted but shall continue without interruption.

You understand that the releases contained in this Separation Agreement do not extend to any rights or claims that you have under the Age Discrimination in Employment Act that first arise after execution of this Separation Agreement.

If you sign this Separation Agreement before the forty-five (45) day consideration period expires, the seven (7) day revocation period (described below) immediately

Alector

131 Oyster Point Blvd, Suite 600

South San Francisco, CA 94080 alector.com

shall begin. If you sign this Separation Agreement before the forty-five (45) day consideration period expires, you agree that you knowingly and voluntarily have accepted the shortening of the forty-five (45) day consideration period and that the Company has not promised you anything or made any representations that are not contained in this Separation Agreement. In addition, if you sign this Separation Agreement before the forty-five (45) day consideration period expires, you acknowledge and affirm that the Company has not threatened to withdraw or alter the offer contained in this Separation Agreement prior to the expiration of the forty-five (45) day consideration period.

You may revoke this Separation Agreement for a period of seven (7) calendar days following the date you execute this Separation Agreement. Any revocation during this period must be submitted in writing and state, “I hereby revoke my acceptance of our Separation Agreement and General Release of Claims.” The revocation must be delivered either by email to Dan Smolkin ([***]) or mailed to People Operations, Attn: Dan Smolkin at 131 Oyster Point Blvd., Suite 600, South San Francisco, CA 94080 and postmarked within seven (7) calendar days after your execution of this Separation Agreement. The foregoing notwithstanding, this Separation Agreement shall not become effective and enforceable until the seven (7) day revocation period has expired.

I, SARA KENKARE-MITRA, UNDERSTAND AND ACKNOWLEDGE THAT I HAVE BEEN PROVIDED AT LEAST FORTY-FIVE (45) CALENDAR DAYS TO REVIEW THIS SEPARATION AGREEMENT PRIOR TO THE EXECUTION OF THIS SEPARATION AGREEMENT. I FURTHER UNDERSTAND AND ACKNOWLEDGE THAT ANY MODIFICATIONS, MATERIAL OR OTHERWISE, MADE TO THIS SEPARATION AGREEMENT DO NOT RESTART OR AFFECT IN ANY MANNER THE ORIGINAL FORTY-FIVE (45) CALENDAR DAY CONSIDERATION PERIOD.

HAVING ELECTED TO EXECUTE THIS SEPARATION AGREEMENT, TO FULFILL THE PROMISES AND TO RECEIVE THE CONSIDERATION SET FORTH IN SECTION 2 ABOVE, I FREELY AND KNOWINGLY, AND AFTER DUE CONSIDERATION, ENTER INTO THIS SEPARATION AGREEMENT INTENDING TO WAIVE, SETTLE AND RELEASE ALL CLAIMS I HAVE OR MIGHT HAVE AGAINST THE RELEASED PARTIES AS OF THE DATE OF EXECUTION OF THIS SEPARATION AGREEMENT.

Alector

131 Oyster Point Blvd, Suite 600

South San Francisco, CA 94080 alector.com

IN WITNESS WHEREOF, the Parties hereto knowingly and voluntarily executed this Separation Agreement and Release of Claims as of the date set forth below:

Executed on December 22, 2025	By:	/s/ Sara Kenkare-Mitra
Sara Kenkare- Mitra

ALECTOR, INC.

Executed on December 22, 2025	By:	/s/ Arnon Rosenthal
Arnon Rosenthal
Chief Executive Officer

Attachments:
Exhibit A: “At-Will Employment, Confidential Information, Invention Assignment, and Arbitration Agreement” and attached exhibits

Exhibit B: Equity Vesting Report

Exhibit C: Older Workers Benefit Protection Act Disclosure

Alector

131 Oyster Point Blvd, Suite 600

South San Francisco, CA 94080 alector.com